January 31, 2005

DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND

Supplement to Prospectus dated May 1, 2004

The following information replaces the information contained in the section of the Fund’s Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

Marc Seidner is the primary portfolio manager of the Fund. He has held this position since January 28, 2005 and has been employed by The Dreyfus Corporation since January 14, 2005. Mr. Seidner also is the Director of Active Core Strategies, responsible for the development, implementation, and execution of investment strategy for all core fixed income portfolios, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Seidner joined Standish Mellon in 1995 as a fixed income derivatives trader and strategist. Prior to joining Standish Mellon, he was employed by Fidelity Management and Research Company.

Robert Bayston also is a portfolio manager of the Fund. He also has held this position since January 28, 2005 and has been employed by Dreyfus since September 2001. Mr. Bayston also is a Portfolio Manager responsible for TIPS and Derivatives Strategies with Standish Mellon. Mr. Bayston joined Standish Mellon in 1991.